UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2014

RED LION HOTELS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification Number)

201 W. North River Drive
Suite 100
Spokane, Washington, 99201
(Address of Principal Executive Offices, Zip Code)

(509)459-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On February 26, 2014, the registrant issued a press release setting forth its results for the fourth quarter and year ended December 31, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is furnished pursuant to Item 2.02 hereof:

Exhibit No.	Exhibit

99.1	Press release dated February 26, 2014 reporting results for the fourth quarter and year ended December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION
(Registrant)

/s/ Julie Shiflett
Chief Financial Officer (Signature)

February 27, 2014
(Date)

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated February 26, 2014 reporting results for the fourth quarter and year ended December 31, 2013.